Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cogentix Medical, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brett Reynolds, Senior Vice President, Chief Financial Officer and Corporate Secretary of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 30, 2018

By	/s/ Brett Reynolds
Brett Reynolds
Senior Vice President, Chief Financial Officer and Corporate Secretary